Exhibit 99.2

© 2021 The Joint Corp. All Rights Reserved. 1 Q4 2020 Financial Results As of December 31, 2020 | Reported on March 4, 2021

Safe Harbor Statement

Certain statements contained in this presentation are "forward-looking statements" about future events and expectations. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the continuing impact of the COVID-19 outbreak on the economy and our operations (including temporary clinic closures, shortened business hours and reduced patient demand), our failure to develop or acquire company-owned or managed clinics as rapidly as we intend, our failure to profitably operate company-owned or managed clinics, and the other factors described in "Risk Factors" in our Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2019, as updated or revised for any material changes described in any subsequently-filed Quarterly Reports on Form 10-Q or other SEC filings, and in our Annual Report on Form 10-K for the year ended December 31, 2020 expected to be filed with the SEC on or around March 5, 2021. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Business Structure

The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

THE JOINT chiropractic

© 2021 The Joint Corp. All Rights Reserved.
2

© 2021 The Joint Corp. All Rights Reserved. 3 BUILD BRAND INCREASE AWARENESS ATTRACT NEW PATIENTS OPEN NEW CLINICS Revolutionizing Access to Chiropractic Care As an essential healthcare service, The Joint Chiropractic’s mission is to improve the quality of life through routine and affordable chiropractic care.

Disruptive Business Model Continues to Thrive © 2021 The Joint Corp. All Rights Reserved. 4 1 New patient survey completed February 2021. 1.1M unique patients treated in 2020 584K new patients in 2020 8.3M adjustments in 2020 27% of new patients were new to chiropractic 1 in 2020 85% system - wide gross sales from monthly memberships in 2020 Up from 998k in 2019 Approx. 158k patients had never been to a chiropractor before Compared to 585K in 2019 Up from 7.7M in 2019 Up from 80% in 2019

Resilient Business Model Delivers Record Bottom Line 5 Q4 2020 Q4 2019 FY 2020 FY 2019 Revenue $17.0M Up 23% $58.7M Up 21% Op. Income $2.8M Up 106% $5.5M Up 62% Adjusted EBITDA 2 $3.7M Up 74% $9.1M Up 47% Unrestricted cash $20.6 M at Dec. 31, 2020, compared to $8.5M at Dec. 31, 2019 © 2021 The Joint Corp. All Rights Reserved. 1 Comparable sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 24 % Increase in sy stem - wide sales Q4 2020 over Q4 2019 16% In crease in comp sales 1 for all clinics >13 months in operation Q4 2020 over Q4 2019 10 % In crease in comp sales 1 for all clinics >48 months in operation Q4 2020 over Q4 2019

12 26 82 175 242 265 309 352 394 453 515 4 47 61 47 48 60 64 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 TOTAL CLINICS OPEN Franchise Company Owned/Managed Continuing to Target 1000 Clinics by the End of 2023 © 2021 The Joint Corp. All Rights Reserved. 6 Continue to experience unusually low clinic closure rates of approximately 1% 370 399 442 513 312 246 579 2019 2020 Franchise Licenses Sold 126 121 Total New Franchised Clinics Opened 71 70 Greenfield Clinics Opened 5 3 Franchised Clinics Acquired 8 1 Clinics in Development 204 253

37 99 126 121 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 616 715 841 962 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 112 155 204 253 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Franchise License Sales Reinvigorate Acceleration © 2021 The Joint Corp. All Rights Reserved. 7 1 Of the 962 franchise licenses sold as of December 31, 2020, 253 are in active development, 579 are currently operating and th e b alance represents terminated/closed licenses. • 83% sold by RDs in 2020 • 72% of clinics supported by 22 RDs at Dec. 31, 2020 • RDs cover 61% of Metropolitan Statistical Areas (MSAs) at Dec. 31, 2020 Gross Cumulative Franchise Licenses Sold 1 Franchise Licenses Sold Annually 56 Franchise Licenses Sold in Q4 2020 – Quarterly Record Clinics in Active Development 1

Franchise Satisfaction Index Is Above Average 8 © 2021 The Joint Corp. All Rights Reserved. FSI represents a weighted sum of positive responses and discounts negative responses. FSI ratings provide a benchmark to hel p g auge overall level of franchisee satisfaction and compare it to various franchise industry sectors. The Joint Apr. 2017 The Joint Nov. 2018 The Joint Oct. 2020 58% 65% 75%

Fourth Quarter 2020 Promotions 9 © 2021 The Joint Corp. All Rights Reserved. Black Friday Membership Drive

Returning Focus to AXIS, New IT Platform 10 • Improving capabilities: POS, financial systems, business intelligence, marketing automation, and patient feedback • Implement robust training and certification • Formal rollout to begin in the early summer of 2021 © 2021 The Joint Corp. All Rights Reserved.

Q4 2020 Financial Results 11 $ in M 1 Q4 2020 Q4 2019 Differences Revenue • Corporate clinics • Franchise fees $17.0 9.2 7.8 $13.9 7.6 6.3 $3.2 1.7 1.5 23% 22% 24% Cost of revenue 1.9 1.6 0.3 19% Sales and marketing 2.1 1.8 0.3 15% Depreciation and amortization 0.7 0.6 0.1 14% G&A 9.5 8.5 1.0 13% Operating Income 2.8 1.3 1.4 106% Tax Benefit 2 7.9 0.0 7.9 na Net Income / (Loss) 10.6 1.3 9.3 715% Adj. EBITDA 3 3.7 2.1 1.6 74% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Recognized the reversal of the tax valuation allowance of $8.9 million. 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2021 The Joint Corp. All Rights Reserved.

Full Year 2020 Financial Results 12 $ in M 1 2020 2019 Differences Revenue • Corporate clinics • Franchise fees $58.7 31.8 26.9 $48.5 25.8 22.6 $10.2 6.0 4.3 21% 23% 19% Cost of revenue 6.5 5.6 0.9 17% Sales and marketing 7.8 6.9 0.9 13% Depreciation and amortization 2.7 1.9 0.8 44% G&A 36.2 30.7 5.5 18% Operating Income 5.5 3.4 2.1 61% Tax Benefit 2 7.9 0.0 7.9 na Net Income / (Loss) 13.2 3.3 9.9 296% Adj. EBITDA 3 9.1 6.2 2.9 47% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Recognized the reversal of the tax valuation allowance of $8.9 million. 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2021 The Joint Corp. All Rights Reserved. Unrestricted cash $20.6M at Dec. 31, 2020, compared to $8.5M at Dec. 31, 2019

Introducing 2021 Guidance 13 1 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. | 2 Through a combination of both greenfields and buybacks. $ in M 2020 Actual Low Guidance High Guidance Revenues $58.7 $73 $77 Adjusted EBITDA 1 $9.1 $10.5 $12.0 New Franchised Clinic Openings 70 80 100 New Company - owned/Managed Clinics 2 4 20 30 © 2021 The Joint Corp. All Rights Reserved.

Substantial Opportunity for Market Share Growth © 2021 The Joint Corp. All Rights Reserved. 14 1 Bureau of Labor Statistics, U.S. Department of Labor, Occupational Outlook Handbook, 2016 - 17 Edition| 2 IBIS US Industry Report, Chiropractors in the US, April 2020 3 Internal Chiropractic Competitive Analysis, August 2019 | 4 Apex Reimbursement Specialists, Inc., 2018 The Joint Chiropractic $220M, 1% Other Chains 3 $300M, 2% Independents $15.5B, 97% • Annual spending on back pain: $90B 1 • Chiropractic care: $16B 2 • Total chains make up ~3% of chiropractic 3 • By contrast, dentistry chains (DSOs) account for nearly 12% 4

$1.3 $2.8 $8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $260.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Resilient Business Model Drives Long - term Growth 15 People will continue to seek more noninvasive, holistic ways to manage their pain. We will be ready to treat them. System - wide Gross Sales ($ in M) 70% CAGR 1 (2010 - 2020) The Joint Corp. 10 - yr. CAGR 70% 1 vs. Industry CAGR 1.4% 2* 1 For the period ended Dec. 31, 2020 | 2 IBIS US Industry Report, Chiropractors in the US, April 2020 - CAGR projected 2020 - 2025. © 2021 The Joint Corp. All Rights Reserved.

Non - GAAP Measure Definition 16 This presentation includes a presentation of EBITDA and Adjusted EBITDA, which are non - GAAP financial measures. EBITDA and Adjus ted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they pr ovide a more transparent view of the Company’s underlying operating performance and operating trends than GAAP measures alone. Reconciliat ion s of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income/(loss) before net interest, tax exp ense, depreciation, and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase net gain, gain/(loss) on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operat ion s, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled cap tions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with th e Company’s financial statements filed with the SEC. © 2021 The Joint Corp. All Rights Reserved.

Q4 2020 Segment Results 17 2020 Q4 © 2021 The Joint Corp. All Rights Reserved.

2020 Segment Results 18 2020 © 2021 The Joint Corp. All Rights Reserved.

GAAP – Non - GAAP Reconciliation 19 © 2021 The Joint Corp. All Rights Reserved.

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 https://www.facebook.com/thejointchiro @ thejointchiro https://twitter.com/thejointchiro @ thejointchiro https://www.youtube.com/thejointcorp @ thejointcorp Peter D. Holt, President and CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | One Market Street, Spear Tower, Suite 3600, San Francisco, CA 94105 | (415) 433 - 3777 20 The Joint Corp. Contact Information © 2021 The Joint Corp. All Rights Reserved.